UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549
                    -----------------------------------------


                                    FORM 8-K



                                 CURRENT REPORT


REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


               Date of Report (Date of event reported) May 19,1999



                           Commission File No. 0-25766


                     Community Bank Shares of Indiana, Inc.


             (Exact name of registrant as specified in its charter)



             Indiana                                    35-1938254
            (State or other jurisdiction of       (I.R.S. Employer
             incorporation or organization)  Identification Number)



       202 East Spring St., PO Box 939, New Albany, Indiana      47150
      (Address of principal executive offices)               (Zip Code)


        Registrant's telephone number, including area code 1-812-944-2224

Item 6. Resignations of Registrant's Directors

(a) As detailed in the following press release (see Exhibit 22), Community Bank Shares of Indiana, Inc. (the "Company") has announced that the Company's Board of Directors authorized the repurchase of up to 140,000 shares of the Company's outstanding common stock subject to a purchase limit of $3,500,000. There are approximately 2,728,000 common shares currently outstanding.

                     COMMUNITY BANK SHARES OF INDIANA, INC.


                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed by the undersigned thereunto duly authorized


                                                     COMMUNITY BANK SHARES
                                                     OF INDIANA, INC.
                                                     (Registrant)



     Dated    May 21, 1999              BY:     /S/  Michael L. Douglas
     -------------------------------            -----------------------
                                                     Michael L. Dougls
                                                     President and CEO


     Dated    May 21, 1999              BY:     /S/ James M. Stutsman
     -------------------------------            ---------------------
                                                    James M. Stutsman
                                                    Chief Financial Officer